SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549



                                    FORM 8-K

                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                          Date of Report: April 1, 2002
                        (Date of earliest event reported)


                            FORD MOTOR CREDIT COMPANY
             (Exact name of registrant as specified in its charter)


                                    Delaware
                 (State or other jurisdiction of incorporation)


       1-6368                                             38-1612444
(Commission File Number)                      (IRS Employer Identification No.)


                   One American Road, Dearborn, Michigan 48126
               (Address of principal executive offices) (Zip Code)



         Registrant's telephone number, including area code 313-322-3000






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Item 5.  Other Events.
----------------------

     Ford Motor Credit Company, a Delaware corporation (the "Company"), has registered $40,000,000,000 principal amount of its Debt Securities ("Debt Securities") pursuant to Registration Statement No. 333-75234. The Debt Securities were registered on Form S-3 to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933. The Debt Securities are to be issued under an Indenture dated as of February 1, 1985, as supplemented (the "Indenture"), between the Company and JPMorgan Chase Bank as Trustee.

        The Company has created three series of Debt Securities under the Indenture, as set forth in Exhibits 8.1 and 8.2 filed herewith (together, the "Notes"). The opinions and consents of Shearman & Sterling consenting to the use of their name in the Prospectuses relating to the Notes are being filed as exhibits to this Report.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
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                                    EXHIBITS
                                    --------

Designation                Description                   Method of Filing
-----------                -----------                   ----------------

Exhibit 8.1                Opinion of Shearman & Sterling

                                                         Filed with this Report
Exhibit 8.2                Opinion of Shearman & Sterling

                                                         Filed with this Report
Exhibit 23                 Consents of Shearman & Sterling
                           are contained in their opinions
                           set forth in Exhibits
                           8.1 and 8.2.                  Filed with this Report



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




                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized on the date indicated.

                                            FORD MOTOR CREDIT COMPANY
                                            -------------------------
                                            (Registrant)


Date:  April 11, 2002                By: /s/ S. P. Thomas
                                             -------------------
                                             S. P. Thomas
                                             Assistant Secretary


                                  EXHIBIT INDEX
                                  -------------



Designation                Description
-----------                -----------

Exhibit 8.1                Opinion of Shearman & Sterling

                                                         Filed with this Report
Exhibit 8.2                Opinion of Shearman & Sterling

                                                         Filed with this Report
Exhibit 23                 Consents of Shearman & Sterling
                           are contained in their opinions
                           set forth in Exhibits
                           8.1 and 8.2.                  Filed with this Report


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